Exhibit 99.01

Section 906 Certification

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Rohm and Haas Company (“Rohm and Haas”) on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of Rohm and Haas hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, based on their knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Rohm and Haas as of and for the periods covered by the Report.

/s/ Raj L. Gupta
Raj L. Gupta Chairman and Chief Executive Officer Rohm and Haas Company March 17, 2003

/s/ Bradley J. Bell Bradley J. Bell Senior Vice President and Chief Financial Officer Rohm and Haas Company March 17, 2003